UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

D.C. 20549

FORM
8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of

1934

Date of Report (Date of earliest event

reported):
November 2, 2020

Henry Schein, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction
of incorporation)

0-27078
(Commission
File Number)

11-3136595
(IRS Employer
Identification No.)

135 Duryea Road
,
Melville
,
New York
(Address of principal executive offices)
11747
(Zip Code)
Registrant’s telephone number, including area code: (
631
)
843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if

the Form 8-K

filing is intended to simultaneously satisfy

the filing obligation of the

registrant under any of the
following provisions:
☐

Written communications pursuant to

Rule 425 under the Securities

Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule

14a-12 under the Exchange Act

(17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule

14d-2(b) under the

Exchange Act (17 CFR

240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule

13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section

12(b) of the Act:
Title of each class

Trading
Symbol(s)

Name of each exchange
on which registered
Common Stock, par value $.01 per share

HSIC

The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405
of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17

CFR §240.12b-2 of this chapter).

Emerging growth company

☐
If an emerging growth company,

indicate by check mark if the

registrant has elected not to use

the extended transition period for complying

with any
new or

revised financial accounting

standards provided pursuant

to Section

13(a) of the

Exchange Act.

☐

Item 2.02.

Results of Operations and Financial Condition.

On November 2, 2020, Henry Schein, Inc. issued a press release reporting the financial results for the three and nine

months ended September 26, 2020.

The full text
of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 and the press release attached as Exhibit 99.1 are considered furnished to the Securities and Exchange Commission and are not deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.

Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibit 99.1 – Press Release dated November 2, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.
By: /s/ Steven Paladino
Steven Paladino
Executive Vice President and
Chief Financial Officer
(principal financial and accounting

officer)

November 2, 2020

EXHIBIT INDEX

Exhibit No. Description
99.1
Press Release dated November 2, 2020.